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                                                                      EXHIBIT 99






                                    CONSENT

     The Undersigned hereby consents to being named as a Director of Loeb Realty Corporation (the "Company") in the Form S-11 of the Company to be filed with the Securities and Exchange Commission.

                                          /s/ALAN L. GORDON
                                          ......................
                                          Alan L. Gordon

Date: May 11, 1998

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                                    CONSENT

     The Undersigned hereby consents to being named as a Director of Loeb Realty Corporation (the "Company") in the Form S-11 of the Company to be filed with the Securities and Exchange Commission.

                                          /s/ PETER S. DUNCAN
                                          ......................
                                          Peter S. Duncan

Date: May 11, 1998


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